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                                                                   Exhibit 99.10

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Independent Auditor" and "Financial Statements" in the Statement of Additional Information and to the use of our reports dated January 31, 2001, which are incorporated by reference in this Post-Effective Amendment No. 24 to the Registration Statement (Form N-1A No. 33-36700) of the No-Load Class, Advisor Class A, Advisor Class B, and Advisor Class C of the SAFECO Common Stock Trust.






Seattle, Washington
October 29, 2001